UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2011

F & M Bank Corp.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-13273 (Commission File Number)	54-1280811 (I.R.S. Employer Identification No.)
P.O. Box 1111 Timberville, Virginia (Address of principal executive offices)	22853 (Zip Code)
Registrant’s telephone number, including area code:  (540) 896-8941

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On March 18, 2011, F & M Bank Corp. (the “Company”) issued a press release announcing the completion of its previously-announced rights offering.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

    (d)           Exhibits

Exhibit No.	Description

99.1	F & M Bank Corp. press release dated March 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M Bank Corp.

	By:	/s/ Neil W. Hayslett
Neil W. Hayslett
Executive Vice President and Chief Financial Officer

Date: March 18, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	F & M Bank Corp. press release dated March 18, 2011